AMERICAN GROWTH FUND, INC.
SUPPLEMENT DATED DECEMBER 20, 2000
TO
STATEMENT OF ADDITIONAL INFORMATION DATED November 29, 2000

Under the heading, Distribution of Shares at the end of that section, on page B-7, the following paragraphs should be inserted.

Net Asset Value Purchases of Class A Shares. Class A shares of the Fund may be purchased at net asset value through certain organizations (which may be broker-dealers, banks or other financial organizations)("Processing Organizations") which have agreed with the Distributor to purchase and hold shares for their customers. A Processing Organization may require persons purchasing through it to meet the minimum initial or subsequent investments, which may be higher or lower than the Fund's minimum investments, and may impose other restrictions, charges and fees in addition to or different from those applicable to other purchasers of shares of the Fund. Investors contemplating a purchase of Fund shares through a Processing Organization should consult the materials provided by the Processing Organization for further information concerning purchases, redemptions and transfers of Fund shares as well as applicable fees and expenses and other procedures and restrictions. Certain Processing Organizations may receive compensation from the Adviser and the Distributor.

Class A shares of the Fund may also be purchased at net asset value by an investment adviser registered with the Securities and Exchange Commission or appropriate state authorities who clears such Fund transactions through a broker-dealer, bank or trust company (each of which may impose transaction fees with respect to such transactions) and who either purchases shares for its own account or for accounts for which the investment adviser is authorized to make investment decisions. Such investment advisers may impose charges and fees on their clients for their services, which charges and fees may vary from investment adviser to investment adviser.

Class A shares may be offered at net asset value in connection with the acquisition of assets of other investment companies. Class A shares also are offered at net asset value, without sales charge, to an investor who has a business relationship with a American Growth Fund Distribution Plan, if certain conditions set forth in the Statement of Additional Information are met.

The Fund also sells its Class A shares at net asset value in connection with a qualified rollover of assets held in a previously existing tax-exempt retirement plan (including an IRA, 401(k) plan or 403(b) plan) through broker-dealers who have entered into an agreement with the Underwriter relating to such rollovers.
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